                                                                  EXHIBIT (a)(4)


                             LETTER OF TRANSMITTAL
                              TO TENDER WARRANTS
                                      OF
                   CHESAPEAKE BIOLOGICAL LABORATORIES, INC.
       AT $4.60 NET PER WARRANT LESS THE EXERCISE PRICE OF SUCH WARRANT
           PURSUANT TO THE OFFER TO PURCHASE DATED NOVEMBER 17, 2000
                                      OF
                        AC ACQUISITION SUBSIDIARY, INC.
                         A WHOLLY OWNED SUBSIDIARY OF
                                      OF
                              CANGENE CORPORATION

--------------------------------------------------------------------------------

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
             TIME, ON JANUARY 3, 2001, UNLESS THE OFFER IS EXTENDED.

--------------------------------------------------------------------------------

                        The Depositary for the Offer is:


                             THE BANK OF NEW YORK


               BY MAIL:                       BY HAND/OVERNIGHT COURIER:

        Tender & Exchange Department         Tender & Exchange Department
            P.O. Box 11248                        101 Barclay Street
         Church Street Station                Receive and Deliver Window
       New York, New York 10286-1248           New York, New York 10286


                                  BY FACSIMILE:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (212) 815-6213


                    FOR CONFIRMATION OF FACSIMILE, TELEPHONE:
                                 (212) 815-6156


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.


     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 9.


     This Letter of Transmittal is to be completed by holders of Warrants (as defined below) of Chesapeake Biological Laboratories, Inc. ("Warrant Holders") who hold certificates evidencing Warrants ("Warrant Certificates") which are to be forwarded herewith.

--------------------------------------------------------------------------------------------------------------------------------
                                                    DESCRIPTION OF WARRANTS TENDERED
         NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     WARRANT CERTIFICATES TENDERED
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAMES(S) APPEAR(S) ON         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                           WARRANT CERTIFICATE)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Total Number of
                                                                                           Purchase Price     Underlying
                                                                   Exercise Price of        of Warrant(s)      Shares of
                                                                    Warrant(s) Per          Per Share of     Common Stock
                                                                       Share of              Underlying      Evidenced by
                                                                 Underlying Shares of         Shares of         Warrant
                                                                     Common Stock           Common Stock    Certificate(s)
                                                                ----------------------------------------------------------------

                                                                ----------------------------------------------------------------

                                                                ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


                 NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 5.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to AC Acquisition Subsidiary, Inc., a Maryland corporation (the "Purchaser"), which is a wholly owned subsidiary of Cangene Corporation, the above described Warrants ("Warrants") to purchase shares of class A common stock, par value $.01 per share, of Chesapeake Biological Laboratories, Inc., a Maryland corporation (the "Company"), at a price of $4.60 per Warrant less the exercise price of such Warrant, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 17, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Warrants that are being tendered hereby and any and all dividends, distributions, rights, other Warrants or other securities issued, paid or distributed or issuable, payable or distributable in respect of such Warrants on or after November 17, 2000 and prior to the transfer to the name of Purchaser (or a nominee or transferee of Purchaser) on the Company's transfer records of the Warrants tendered herewith (collectively, a "Distribution"), and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Warrants (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Warrants ("Warrant Certificates")(and any Distribution), together with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Warrants (and any Distribution) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's Warrants (and any Distribution) tendered hereby, and (b) when the Warrants are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Warrants (and any Distribution), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Warrants tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof,

Purchaser will be, subject to applicable law, entitled to all rights and privileges as owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser, in its sole discretion.


     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


     Tenders of Warrants made pursuant to the Offer are irrevocable, except that Warrants tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date, and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after January 3, 2001. See Section 4 of the Offer to Purchase.


     The undersigned understands that tenders of Warrants pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Warrants being tendered.


     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for Warrants not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Warrants Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any Warrant Certificate(s) not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Warrants Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or any Warrant Certificate(s) not accepted for payment in the name of, and deliver such check and/or such Warrant Certificate(s) to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Warrants from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Warrants so tendered.




[ ] CHECK HERE IF ANY WARRANT CERTIFICATES REPRESENTING WARRANTS THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.


NUMBER OF WARRANTS REPRESENTED BY LOST, STOLEN OR DESTROYED WARRANT
CERTIFICATES:
              ----------------

--------------------------------------------------------------------------------

                         SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Warrant Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Warrants accepted for payment are to be issued in the name of someone other than the undersigned.


  Issue [ ] Check [ ] Warrant Certificate(s) to:

  Name:
        ----------------------------------------------------------------------
                                (PLEASE PRINT)


  Address:
           -------------------------------------------------------------------

           -------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                               (INCLUDE ZIP CODE)
                              SOCIAL SECURITY NO.)
                            (SEE SUBSTITUTE FORM W-9
                                INCLUDED HEREIN)


--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if Warrant Certificate(s) not accepted for payment and/or the check for the purchase price of Warrants accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.




  Issue [ ] Check [ ] Warrant Certificate(s) to:


  Name:
        ----------------------------------------------------------------------
                                (PLEASE PRINT)


  Address:
           -------------------------------------------------------------------

           -------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
                             (TAX IDENTIFICATION OR
                              SOCIAL SECURITY NO.)
                            (SEE SUBSTITUTE FORM W-9
                                INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            IMPORTANT -- SIGN HERE
                 AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9


   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)



 Dated:
        ----------------------------- , 2000


 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Warrant Certificate(s). If signed by person(s) to whom the Warrants represented hereby have been assigned or transferred as evidenced by endorsement or stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)


 Name(s)
        ------------------------------------------------------------------------


 -------------------------------------------------------------------------------
                                (PLEASE PRINT)
 Capacity (full title)
                       ---------------------------------------------------------
                              (See instruction 5)
 Address
         -----------------------------------------------------------------------
                              (INCLUDE ZIP CODE)



                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)


 Authorized Signature
                      ----------------------------------------------------------

  Name(s)
          ----------------------------------------------------------------------
                                (PLEASE PRINT)
  Name of Firm
               -----------------------------------------------------------------

 Address
         -----------------------------------------------------------------------


 -------------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

 Area Code and Telephone Number
                               -------------------------------------------------


 Dated:  ----------------------------- , 2000

--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Warrants tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (b) if such Warrants are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by Warrant Holders either if Warrant Certificates are to be forwarded herewith. Warrant Certificates evidencing tendered Warrants, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. If Warrant Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, WARRANT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED AND NO FRACTIONAL WARRANTS WILL BE PURCHASED. ALL TENDERING WARRANT HOLDERS, BY EXECUTION OF THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR WARRANTS FOR PAYMENT.

     3. Inadequate Space. If the space provided herein is inadequate, the Warrant Certificate numbers and/or the number of Warrants and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (Not Applicable to Warrant Holders).

     5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Warrant Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Warrants tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Warrants are registered in different names on several Warrant Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Warrant Certificates.

     If this Letter of Transmittal or any Warrant Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Warrants listed and transmitted hereby, no endorsements of Warrant Certificates or separate stock powers are required unless payment is to be made to, or Warrant Certificates for Warrants not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, SIGNATURES ON SUCH WARRANT CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrant Certificate(s) listed, the Warrant Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Warrant Certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Warrants to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Warrant Certificates for Warrants not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Warrant Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Warrant Certificate(s) listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Warrant Certificates for Warrants not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Warrant Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. 31% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a stockholder who tenders Warrants pursuant to the Offer is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 and to certify that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN). If such stockholder is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Warrants pursuant to the Offer may be subject to backup withholding (see below).

     A stockholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such stockholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the stockholder has furnished the Depositary with his or her TIN within 60 days. A stockholder who checks the box in Part 3 in lieu of furnishing such stockholder's TIN should furnish the Depositary with such stockholder's TIN as soon as it is received.

     Certain Warrant Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status (Form W-8). Forms for such statements can be obtained from the Depositary. Warrant Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments to be made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The Depositary cannot refund amounts withheld by reason of backup withholding.

     10. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone number set forth below. Additional copies of the Offer to Purchase and this Letter of Transmittal also may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     11. Lost, Destroyed or Stolen Certificates. If any Warrant Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder then will be instructed as to the steps that must be taken in order to replace the Warrant Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Warrant Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH WARRANT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

-------------------------------------------------------------------------------------------------------------------
                                                   PAYOR'S NAME:
-------------------------------------------------------------------------------------------------------------------
           SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN
                                        IN THE BOX AT RIGHT AND CERTIFY BY                ------------------
            FORM W-9                    SIGNING AND DATING BELOW                        Social Security Number
                                                                                        (If awaiting TIN write
      DEPARTMENT OF TREASURY                                                                "Applied For")
                                                                                                  OR


     INTERNAL REVENUE SERVICE                                                          ------------------------
                                                                                    Employer Identification Number
        PAYER'S REQUEST FOR                                                             (If awaiting TIN write
                                                                                            "Applied For")
      TAXPAYER IDENTIFICATION

           NUMBER ("TIN")
-------------------------------------------------------------------------------------------------------------------
   PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
   (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
   (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
  IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------------------------------------------
  SIGNATURE _________________________  Date _______________  , 2000                Part 3 -- Awaiting TIN [ ]
 ------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------

 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER


 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.



 -------------------------------         ------------------, 2000
           Signature                           Date


 Name:
      -----------------------------------------------------------------------
                                  (Please Print)

 Address:
         --------------------------------------------------------------------
                               (Include ZIP Code)

--------------------------------------------------------------------------------

                    The Information Agent for the Offer is:



                        [MACKENZIE PARTNERS, INC. LOGO]



                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)
                                       or
                          CALL TOLL FREE (800) 322-2885